UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 13, 2011
____________________________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 13, 2011, General Maritime Corporation (the “Company”) entered into amendments to its $550 million revolving credit facility, its $372 million senior secured credit facility and its $200 million secured credit facility.

Under the terms of the amendments to the $550 million revolving credit facility and the $372 million senior secured credit facility, the required minimum balance in cash and cash equivalents and revolver availability pursuant to each such credit facility has been reduced to $35 million from $50 million from July 13, 2011 through December 31, 2011. Thereafter, the Company will be required to maintain a minimum of $40 million in cash and cash equivalents and revolver availability through March 31, 2012. After that date, the original terms of such credit facilities will apply. The amendment to the $200 million secured credit facility conforms to the aforementioned requirements with the existing 10% cushion, that is, $31.5 million from July 13, 2011 through December 31, 2011, $36 million through March 31, 2012 and $45 million thereafter. All other material terms of the credit facilities remain unchanged.

A copy of the Company’s press release announcing these amendments is attached hereto as Exhibit 99.1 and, except for the third paragraph, which contains quoted remarks, is incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Corporation, as Parent, General Maritime Subsidiary II Corporation and Arlington Tankers Ltd., as Guarantors, General Maritime Subsidiary Corporation, as Borrower, Various Lenders and Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent.

10.2
First Amendment to Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Corporation, as Parent, General Maritime Subsidiary Corporation and Arlington Tankers Ltd., as Guarantors, General Maritime Subsidiary II Corporation, as Borrower, Various Lenders and Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent.

10.3
First Amendment to Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, each as Borrower, General Maritime Corporation and Arlington Tankers Ltd., as Guarantors, OCM Marine Investments CTB, Ltd., as lender, and OCM Administrative Agent, LLC, as Administrative Agent and Collateral Agent.

99.1	Press Release dated July 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By: /s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title:   Executive Vice President, Treasurer and Secretary

Date:  July 14, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Corporation, as Parent, General Maritime Subsidiary II Corporation and Arlington Tankers Ltd., as Guarantors, General Maritime Subsidiary Corporation, as Borrower, Various Lenders and Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent.

10.2
First Amendment to Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Corporation, as Parent, General Maritime Subsidiary Corporation and Arlington Tankers Ltd., as Guarantors, General Maritime Subsidiary II Corporation, as Borrower, Various Lenders and Nordea Bank Finland PLC, New York Branch, as Administrative Agent and Collateral Agent.

10.3
First Amendment to Amended and Restated Credit Agreement, dated as of July 13, 2011, by and among General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, each as Borrower, General Maritime Corporation and Arlington Tankers Ltd., as Guarantors, OCM Marine Investments CTB, Ltd., as lender, and OCM Administrative Agent, LLC, as Administrative Agent and Collateral Agent.

99.1	Press Release dated July 13, 2011.